Exhibit 99.1

Composition of the Automobile Loan Contracts as of the Cutoff Date

AMCAR 2011-3 Final Cut

6/2/2011*

	New	Used	Total

Aggregate Principal Balance (1)	$459,368,669.48	$601,646,135.93	$1,061,014,805.41

Number of Receivables in Pool	21,854	43,566	65,420

Percent of Pool by Principal Balance	43.30%	56.70%	100.00%

Average Principal Balance	$21,019.89	$13,809.99	$16,218.51
Range of Principal Balances	($346.29 to $74,149.23)	($250.65 to $63,248.06)

Weighted Average APR (1)	12.91%	16.70%	15.06%
Range of APRs	(1.40% to 29.99%)	(3.60% to 29.75%)

Weighted Average Remaining Term	67	61	63
Range of Remaining Terms	(3 to 72 months )	(3 to 72 months )

Weighted Average Original Term	72	68	70
Range of Original Terms	(24 to 72 months )	(24 to 72 months )

(1)	Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the Receivables may not be equivalent to the Contracts’ aggregate yield on the Aggregate Principal Balance.

Distribution of the Automobile Loan Contracts by Score as of the Cutoff Date

	AmeriCredit Score (1)	Percent of Aggregate Principal Balance (2)	Credit Bureau Score (3)	Percent of Aggregate Principal Balance (2)
	<215	6.21%
	215-224	12.36%	<540	25.91%
	225-244	35.26%	540-599	44.82%
	245-259	25.08%	600-659	24.96%
	260+	21.09%	660+	4.31%

Weighted Average Score	243		573

(1)	Proprietary credit score developed and utilized by AmeriCredit to support the credit approval and pricing process. The scale of the proprietary score is not comparable to a credit bureau score. An AmeriCredit score may not be available for a small portion of loans originated under discontinued origination platforms and those accounts will not be included in the AmeriCredit score table above. Since these accounts are not included in the percentages above, the Aggregate Principal Balance of the accounts based on the AmeriCredit score may be less than the total pool.
(2)	Percentages may not add to 100% because of rounding.
(3)	A statistically based score (sometimes referred to as FICO score) generated by credit reporting agencies. AmeriCredit utilizes TransUnion, Equifax or Experien credit reports depending on the location of the obligor. Credit Bureau Scores may not be available for some accounts and those accounts are not included in the Credit Bureau Score table above. Since these accounts are not included in the percentages above, the Aggregate Principal Balance of the accounts based on Credit Bureau Score may be less than the total pool.

Distribution of the Automobile Loan Contracts by APR as of the Cutoff Date

AMCAR 2011-3 Final Cut

6/2/2011*

APR Range	Aggregate Principal Balance as of Cutoff Date (1)	Percent of Aggregate Principal Balance (2)	Number of Receivables	Percent of Number of Receivables (2)
1.000%-1.999%	45,212.08	0.00%	6	0.01%
2.000%-2.999%	157,934.18	0.01%	9	0.01%
3.000%-3.999%	888,073.04	0.08%	47	0.07%
4.000%-4.999%	2,835,372.65	0.27%	115	0.18%
5.000%-5.999%	5,813,382.22	0.55%	212	0.32%
6.000%-6.999%	19,975,068.51	1.88%	821	1.25%
7.000%-7.999%	27,672,742.85	2.61%	1,053	1.61%
8.000%-8.999%	41,860,340.80	3.95%	1,891	2.89%
9.000%-9.999%	43,185,206.03	4.07%	2,111	3.23%
10.000%-10.999%	53,490,967.63	5.04%	2,892	4.42%
11.000%-11.999%	73,693,206.87	6.95%	3,796	5.80%
12.000%-12.999%	74,311,619.08	7.00%	4,263	6.52%
13.000%-13.999%	85,197,140.16	8.03%	4,948	7.56%
14.000%-14.999%	91,688,579.59	8.64%	5,545	8.48%
15.000%-15.999%	86,778,614.39	8.18%	5,453	8.34%
16.000%-16.999%	96,611,201.46	9.11%	6,122	9.36%
17.000%-17.999%	81,330,043.72	7.67%	5,763	8.81%
18.000%-18.999%	100,442,489.55	9.47%	7,050	10.78%
19.000%-19.999%	43,780,499.03	4.13%	3,262	4.99%
20.000%-20.999%	45,870,586.20	4.32%	3,302	5.05%
21.000%-21.999%	34,366,809.42	3.24%	2,768	4.23%
22.000%-22.999%	20,553,395.08	1.94%	1,637	2.50%
23.000%-23.999%	16,331,756.52	1.54%	1,263	1.93%
24.000%-24.999%	10,324,340.42	0.97%	808	1.24%
25.000%-25.999%	2,306,091.14	0.22%	167	0.26%
26.000%-26.999%	1,189,962.08	0.11%	91	0.14%
27.000%-27.999%	251,296.20	0.02%	20	0.03%
28.000%-28.999%	23,734.49	0.00%	2	0.00%
29.000%-29.999%	39,140.02	0.00%	3	0.00%

TOTAL	1,061,014,805.41	100.00%	65,420	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest. Indicated APR’s represent APR’s on Principal Balance net of such accrued interest.
(2)	Percentages may not add to 100% because of rounding.

*	Receivable information is through close of business on date indicated.

Distribution of the Automobile Loan Contracts by Geographic Location of Obligor as of the Cutoff Date

AMCAR 2011-3 Final Cut

6/2/2011*

State	Aggregate Principal Balance as of Cutoff Date (1)	Percent of Aggregate Principal Balance (2)	Number of Receivables	Percent of Number of Receivables (2)

Alabama	14,130,244.23	1.33%	918	1.40%
Alaska	1,449,297.75	0.14%	79	0.12%
Arizona	26,099,473.19	2.46%	1,436	2.20%
Arkansas	11,440,529.52	1.08%	711	1.09%
California	88,458,991.60	8.34%	5,444	8.32%
Colorado	18,456,033.50	1.74%	1,073	1.64%
Connecticut	8,071,243.43	0.76%	543	0.83%
Delaware	4,496,987.68	0.42%	292	0.45%
District of Columbia	1,482,212.44	0.14%	92	0.14%
Florida	109,667,814.89	10.34%	6,782	10.37%
Georgia	33,517,892.11	3.16%	1,968	3.01%
Hawaii	3,435,352.92	0.32%	233	0.36%
Idaho	1,775,385.18	0.17%	126	0.19%
Illinois	48,099,908.03	4.53%	2,931	4.48%
Indiana	25,582,881.73	2.41%	1,594	2.44%
Iowa	5,700,770.08	0.54%	342	0.52%
Kansas	4,713,392.89	0.44%	299	0.46%
Kentucky	13,115,214.97	1.24%	925	1.41%
Louisiana	19,214,011.51	1.81%	1,104	1.69%
Maine	3,473,567.30	0.33%	256	0.39%
Maryland	25,557,161.39	2.41%	1,463	2.24%
Massachusetts	15,812,989.13	1.49%	1,075	1.64%
Michigan	37,341,593.70	3.52%	2,369	3.62%
Minnesota	11,224,392.93	1.06%	709	1.08%
Mississippi	11,234,763.42	1.06%	739	1.13%
Missouri	19,222,568.97	1.81%	1,247	1.91%
Montana	1,987,601.91	0.19%	103	0.16%
Nebraska	3,111,694.92	0.29%	208	0.32%
Nevada	7,244,579.32	0.68%	487	0.74%
New Hampshire	3,966,851.93	0.37%	279	0.43%
New Jersey	24,124,962.75	2.27%	1,506	2.30%
New Mexico	12,404,986.25	1.17%	654	1.00%
New York	40,295,506.98	3.80%	2,606	3.98%
North Carolina	31,332,873.81	2.95%	2,029	3.10%
Ohio	41,952,474.87	3.95%	3,089	4.72%
Oklahoma	13,211,997.61	1.25%	769	1.18%
Oregon	6,672,343.97	0.63%	431	0.66%
Pennsylvania	49,827,931.88	4.70%	3,386	5.18%
Rhode Island	2,627,014.40	0.25%	191	0.29%
South Carolina	13,122,803.46	1.24%	859	1.31%
South Dakota	1,713,694.62	0.16%	97	0.15%
Tennessee	17,777,035.12	1.68%	1,148	1.75%
Texas	158,479,349.61	14.94%	8,702	13.30%
Utah	3,662,649.75	0.35%	206	0.31%
Vermont	1,411,842.33	0.13%	86	0.13%
Virginia	21,349,494.10	2.01%	1,277	1.95%
Washington	15,775,856.19	1.49%	929	1.42%
West Virginia	10,513,043.64	0.99%	615	0.94%
Wisconsin	11,649,653.23	1.10%	800	1.22%
Wyoming	2,849,842.79	0.27%	130	0.20%

Other (3)	1,174,045.48	0.11%	83	0.13%

TOTAL	$1,061,014,805.41	100.00%	65,420	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.
(3)	States with aggregate principal balances less than $1,000,000.

*	Receivable information is through close of business on date indicated.

CONFIDENTIAL

2011-3 Final Cut

Distribution of the Automobile Loan Contracts by Vehicle Make as of the Cutoff Date

Vehicle Make	Aggregate Principal Balance as of Cutoff Date (1)	Percent of Aggregate Principal Balance (2)	Number of Receivables	Percent of Number of Receivables (2)
BMW	$11,819,956.43	1.11%	546	0.83%
Buick	12,176,978.76	1.15%	721	1.10%
Cadillac	22,076,735.34	2.08%	985	1.51%
Chevrolet	328,573,495.25	30.97%	17,088	26.12%
Chrysler	30,785,640.08	2.90%	2,449	3.74%
Dodge	76,045,426.16	7.17%	5,153	7.88%
Ford	98,443,188.37	9.28%	7,103	10.86%
GMC	53,629,301.12	5.05%	2,271	3.47%
Honda	28,492,299.57	2.69%	1,895	2.90%
Hyundai	33,786,351.96	3.18%	2,419	3.70%
Jeep	30,626,872.55	2.89%	1,950	2.98%
Kia	68,764,095.53	6.48%	4,645	7.10%
Mazda	13,712,176.16	1.29%	979	1.50%
Mercedes	13,726,496.12	1.29%	618	0.94%
Mitsubishi	16,135,642.64	1.52%	1,142	1.75%
Nissan	69,039,722.15	6.51%	4,430	6.77%
Pontiac	20,136,226.77	1.90%	2,042	3.12%
Toyota	47,805,662.16	4.51%	3,117	4.76%
Volkswagen	12,813,306.00	1.21%	867	1.33%
Other (3)	72,425,232.29	6.83%	5,000	7.64%

Total	$1,061,014,805.41	100.00%	65,420	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.
(3)	Aggregate Principal Balance of less than 1% per manufacturer.

Distribution of the Automobile Loan Contracts by Vehicle Segment as of the Cutoff Date

Vehicle Segment (1)	Aggregate Principal Balance (2)	% of Aggregate Principal Balance (3)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (3)
Full-Size Car	$6,456,580.65	0.61%	564	0.86%
Full-Size Van/Truck	155,367,006.11	14.64%	7,310	11.17%
Full-Size SUV	69,818,124.46	6.58%	3,135	4.79%
Mid-Size Car	294,995,330.19	27.80%	19,129	29.24%
Mid-Size SUV	228,861,579.98	21.57%	13,607	20.80%
Economy/Compact Car	172,163,377.67	16.23%	13,406	20.49%
Compact Van/Truck	52,782,055.15	4.97%	4,081	6.24%
Sports Car	80,000,401.07	7.54%	4,164	6.37%
Segment Unavailable (4)	570,350.13	0.05%	24	0.04%

Total	$1,061,014,805.41	100.00%	65,420	100.00%

(1)	Categories reflect consolidated categories based on J.D. Power defined segments.
(2)	Aggregate Principal Balances include some portion of accrued interest.
(3)	Percentages may not add up to 100% because of rounding.
(4)	Vehicle segmentation was not available for certain accounts at the time of the statistic

Distribution of the Automobile Loan Contracts by Wholesale LTV as of the Cutoff Date

LTV Distribution(1)	Pct. Of Total (2)
<100	28.32%
100-109	23.43%
110-119	23.00%
120-129	16.55%
130-139	7.03%
140-149	1.46%
150+	0.21%

Weighted Average LTV	109%

(1)	Wholesale LTV is calculated using the total amount financed, which may include taxes, title fees and ancillary products over the value of the vehicle at the time the vehicle is financed. The vehicle value at origination is determined by using NADA or Kelly Blue Book “Trade-In” prices for used vehicles or dealer invoice/dealer wholesale price for new vehicles.
(2)	Wholesale LTV was not available or could not be calculated on certain loans and these loans are not included in the table above. Since these loans are not included in the Wholesale LTV table, the Aggregate Principal Balance may be less than the total statistical pool.
(3)	Percentages may not add to 100% because of rounding.

Historical Delinquency Experience of the Automobile Loan Contracts as of the Cutoff Date

Number of times ever 31 to 60 days delinquent	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Number of Automobile Loan Contracts	Percent of Number of Automobile Loan Contracts
0	$971,554,981.98	91.57%	52,689	80.54%
1	8,954,499.76	0.84%	1,329	2.03%
2+	80,505,323.67	7.59%	11,402	17.43%

Total	$1,061,014,805.41	100.00%	65,420	100.00%

(1) Aggregate Principal Balances include some portion of accrued interest. (2) Percentages may not add to 100% because of rounding.

Number of times ever 61 to 90 days delinquent
0	$1,012,088,266.45	95.39%	58,932	90.08%
1	11,812,030.99	1.11%	1,704	2.60%
2+	37,114,507.97	3.50%	4,784	7.31%

Total	$1,061,014,805.41	100.00%	65,420	100.00%

(1) Aggregate Principal Balances include some portion of accrued interest. (2) Percentages may not add to 100% because of rounding.

Number of times ever greater than 91 days delinquent
0	$1,046,552,799.93	98.64%	63,522	97.10%
1	8,510,028.77	0.80%	1,159	1.77%
2+	5,951,976.71	0.56%	739	1.13%

Total	$1,061,014,805.41	100.00%	65,420	100.00%

(1) Aggregate Principal Balances include some portion of accrued interest. (2) Percentages may not add to 100% because of rounding.